UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2020

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	0-18225	77-0059951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CSCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers.

On December 11, 2020, Irving Tan, Executive Vice President and Chief of Operations of Cisco Systems, Inc. (“Cisco”) notified Cisco of his decision to return to Singapore and will therefore step down from his current position effective December 14, 2020. Thereafter, Mr. Tan is expected to serve the Company to help with special projects in Asia Pacific, Japan, and China.

On December 14, 2020, in connection with Mr. Tan stepping down from his role, Maria Martinez, Cisco’s Executive Vice President and Chief Customer Experience Officer, is taking on an expanded role to lead certain operations functions in addition to customer experience as one, united team, including supply chain, IT, security and trust, data and analytics, customer and partner services, and strategy and business acceleration.

Item 8.01.	Other Events.

On December 15, 2020, Prat Bhatt, Senior Vice President, Corporate Controller and Chief Accounting Officer of Cisco, adopted a pre-arranged stock trading plan to sell shares of Cisco stock. The plan is scheduled to terminate in December 2021.

On December 15, 2020, Mark Chandler, Executive Vice President and Chief Legal Officer of Cisco, and a related trust adopted pre-arranged stock trading plans to sell shares of Cisco stock. The plans are scheduled to terminate in December 2021.

The transactions under the plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. The plans were adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and Cisco’s policies regarding stock transactions.

Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock. Using these plans, individuals can prudently and gradually diversify their investment portfolios over an extended period of time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: December 17, 2020	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary